SCOUT
WORLDWIDE
FUND


A no-load mutual fund
that seeks a favorable
total return by investing
in established companies
either in the U.S. or
whose principal business
is carried on outside
the country.


Quarterly Report
September 30, 1997


TO THE SHAREHOLDERS

Scout WorldWide Fund earned a total return (price change and reinvested distributions) of 5.25% for the quarter ended September 30, 1997. This compares with the unmanaged Standard & Poor's 500 index, which earned 7.49%, and the Morgan Stanley Capital International (MSCI) EAFE (Europe, Asia and Far
East) index, which was down 0.64% for the same period.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economical and political factors, as well as differences in accounting.

Markets around the world were up last quarter, although there were a few notable exceptions, including Japan and several Southeast Asian countries. Much of the Fund's good results relative to the EAFE index resulted from our continued underweighting in Japanese investments and the absence of investments in Southeast Asia.

The quarter's big news in international investing was the collapse of currencies and markets in several Southeast Asian countries, led by Thailand and followed by Malaysia, Indonesia and the Philippines. These countries have gone through a typical boom and bust cycle, as is common in emerging markets. They promise great long-term growth, but there are some big bumps in the road along the way. We thus are very cautious about investing in the emerging markets.

The Southeast Asian collapse will affect the Fund in a number of ways, despite the lack of investments there. The most general effect will be to hold down prices for many of the consumer goods produced in these areas, because a cheaper currency is in effect a price cut. One reason for low U.S. inflation is the strength of the dollar and the weakness of foreign currencies. Lower cost imports limit the ability of domestic producers to raise prices.

An economic downturn in the region will follow the collapse of the currency and stock markets. Such a downturn will mean private and public construction projects will have to be canceled or postponed. The Fund invests in some companies that export products to these countries, including machinery, such as electrical generators, and consumer goods, such as cars. These firms may feel the affect of the downturn through reduced demand for their products.

While we tend to think in terms of the potential impact on the U.S. and its companies, it is worth noting that Southeast Asia accounts for only about 10% of our exports, primarily capital goods. Other countries will feel a greater effect. For example, Southeast Asia accounts for 30% of Japan's exports.

In the last quarter, we have started using one new company in the fund: Aegon, a Dutch insurance company, active in life insurance and annuities as well as property and casualty insurance. Its ADRs are listed on the New York Stock Exchange (NYSE).

Hoechst, the German chemical company which owns Hoechst Marion Rousell of Kansas City, MO, has listed its ADRs on the NYSE. They previously were traded over-the-counter. One advantage of the NYSE listing is the requirement for the company to publish its financial reports in accordance with the Generally Accepted Accounting Principles (GAAP) of the U.S., which provide greater disclosure than traditional German financial statements.

We appreciate your interest and participation in Scout WorldWide Fund, and welcome your questions and comments.

Sincerely,

/S/James L. Moffett
James L. Moffett
UMB Investment Advisors

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution, nor are they insured by the Federal Deposit Insurance Corporation or any other deposit insurance. These shares involve investment risks, including the possible loss of the principal amount invested.


FINANCIAL STATEMENTS

Statement of Net Assets
September 30, 1997

                                                                Market
        Shares  Company                                         Value

COMMON STOCKS (ADR's) - 82.53%
ARGENTINA - 1.31%
        20,000  YPF Sociedad Anonima                       $    737,500

AUSTRIA - 1.25%
         4,700  OMV A.G. *                                      701,426

AUSTRALIA - 3.32%
        20,000  Amcor Ltd.                                      510,000
        26,580  Broken Hill Proprietary Co. Ltd.                622,969
        19,380  Coles Myer Ltd.                                 727,961
                                                              1,860,930
BELGIUM - 0.27%
         2,500  Solvay NPV*                                     150,916

BRAZIL - 2.49%
        24,000  Aracruz Celulose SA                             493,500
         7,040  Telecomunicacoes Brasileiras                    906,400
                                                              1,399,900
CANADA - 4.99%
        20,000  BCE Inc.*                                       597,500
        28,500  Canadian Pacific Ltd.*                          842,531
        15,000  Imperial Oil Ltd.                               862,500
         7,200  Magna International Cl. A*                      497,700
                                                              2,800,231
CHILE - 1.18%
         8,000  Sociedad Quimica Minera De Chile                472,000
         7,500  Embotelladora Andina SA De Chile                193,125
                                                                665,125
DENMARK - 1.76%
        17,800  Novo-Nordisk A.S.                               989,013

FINLAND - 2.27%
        13,600  Nokia, CP ADS, Pfd.                           1,275,850

FRANCE - 7.55%
        29,458  Alcatel Alsthom                                 782,478
         1,090  Carrefour Supermarche, SA *                     679,296
        23,400  Rhone-Poulenc SA                                946,237
        12,200  Schlumberger Ltd.                             1,027,088
        14,035  Total SA                                        804,381
                                                              4,239,480
GERMANY - 9.92%
        15,000  Daimler Benz A.G.                             1,235,625
        24,700  Dresdner Bank A.G.                            1,135,575
         8,500  Henkel KGAA, Pfd. *                             481,262
        13,000  Hoechst A.G.                                    586,625
         4,140  SAP A.G.*                                     1,064,190
        15,800  Siemens A.G.                                  1,067,684
                                                              5,570,961
IRELAND - 2.05%
        23,000  Elan Corp. PLC                                1,151,438

ITALY - 5.63%
        24,960  Benetton Group S.p.A.                           837,720
        17,200  Luxottica Group S.p.A.                          979,325
        20,000  Telecom Italia S.p.A.                         1,342,500
                                                              3,159,545
JAPAN - 7.69%
         5,700  Canon Inc.                                      832,200
        20,000  Fuji Photo Film Ltd.                            827,500
         2,900  Hitachi, Ltd.                                   255,744
         3,100  Ito Yokado, Ltd.                                664,950
        11,000  Sony Corp.                                    1,033,312
        11,500  Toyota Motor Corp.                              701,500
                                                              4,315,206
NETHERLANDS - 4.79%
        12,000  Aegon N.V.                                      956,250
         2,700  Akzo N.V.                                       231,187
        17,190  Koninklijke Ahold N.V.                          466,279
        18,000  Polygram N.V.                                 1,033,875
                                                              2,687,591
NORWAY - 0.38%
         3,555  Norsk Hydro A.S.                                212,633

SPAIN - 2.80%
        21,000  Repsol S.A.                                     910,875
         7,000  Telefonica De Espana S. A.                      658,875
                                                              1,569,750
SWEDEN - 5.01%
        15,900  Aktiebolaget Electrolux                       1,248,150
        26,000  Ericsson (L.M.) Telephone Co. Cl. B.          1,246,375
	12,500	Svenska Cellulosa Aktiebol* 			315,695
                                                              2,810,220
SWITZERLAND - 3.10%
         4,280  ABB A.G.                                        631,270
         8,650  Nestle S.A.                                     603,361
         6,613  Novartis A. G.                                  507,721
                                                              1,742,352
UNITED KINGDOM - 14.06%
        40,000  Bass Public Ltd. Co.                          1,100,000
	22,969 	Cadbury Schweppes Ltd. PLC 			888,613
	14,200	Carlton Communications  PLC 			596,400
	18,495 	Grand Metropolitan Ltd. PLC 			721,305
        15,200  Reuters Holdings PLC                          1,083,000
	61,222 	Royal Bank of Scotland PLC * 			682,393
        18,000  SmithKline Beecham PLC                          879,750
         5,000  Unilever PLC                                    593,437
        13,000  Vodafone Group                                  698,750
	80,000	Waste Management International 			650,000
                                                              7,893,648
UNITED STATES - 0.71%
         8,000  Sprint Corp. *                                  400,000

TOTAL COMMON
STOCKS (ADR's) - 82.53%                                      46,333,715

        Face                                                    Market
        Amount  Description                                     Value

SHORT-TERM CORPORATE NOTES  - 11.54%
$       500,000 American Greetings Corp.,
                 5.50%, due October 16, 1997                    498,778
	500,000	Ameritech Corp.,
                 5.47%, due October 8, 1997                     499,392
      1,000,000 American Telephone & Telegraph Co.,
                 5.50%, due October 14, 1997                    997,861
	500,000	Atlantic Richfield Co.,
                 5.49%, due November 7, 1997                    497,103
	500,000	Gillette Co.,
                 5.47%, due October 31, 1997                    497,645
	500,000	Monsanto Co.,
                 5.51%, due October 3, 1997                     499,770
	500,000	Penney's (J.C.) Co.,
                 5.48%, due October 7, 1997                     499,467
	500,000	Penney's (J.C.) Co.,
                 5.49%, due November 4, 1997                    497,331
      1,000,000 Progress Cap Holdings Inc.,
                 5.50%, due October 15, 1997                    997,708
	500,000	Progress Cap Holdings Inc.,
                 5.52%, due October 24, 1997                    498,160
	500,000	Xerox Corp.,
                 5.52%, due October 29, 1997                    497,777

TOTAL SHORT-TERM
CORPORATE NOTES - 11.54%                                      6,480,992

GOVERNMENT SPONSORED
ENTERPRISES - 1.77
$       500,000 Federal Agricultural
                 Mortgage Corporation,
                 5.40%, due October 1, 1997                     499,925
	500,000	Federal National Mortgage
                 Association,
                 5.37%, due December 9, 1997                    494,779
TOTAL GOVERNMENT
SPONSORED ENTERPRISES - 1.77%                                   994,704

REPURCHASE AGREEMENT - 5.90%
      3,310,000  Northern Trust Co.,
                  6.00%, due October 1, 1997
                  (Collateralized by U.S.
                  Treasury Notes, 6.00%,
                  due November 30, 1997)                      3,310,000

TOTAL INVESTMENTS - 101.74%                                  57,119,411

Other assets less liabilities - (1.74%)                       (977,145)

TOTAL NET ASSETS - 100.00%
	(equivalent to $16.84 per share;
        10,000,000 shares of $1.00 par
        value capital shares authorized;
        3,334,603 shares outstanding)                      $ 56,142,266

ADR - American Depository Receipt
*Non ADR


This report has been prepared for the information of the Shareholders of Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BASIS OF DETERMINING MARKET VALUE. Each investment is valued at the latest sales price on September 30, 1997, as reported by the principal exchange on which the issue is listed. If no sale is reported, or if unlisted, the average of the latest bid and asked price is used.

BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
Larry D. Armel
William E. Hoffman, D.D.S.
Eric T. Jager
Stephen F. Rose
Stuart Wien

Officers
Larry D. Armel, President
P. Bradley Adams, Vice President & Treasurer
Michael A. Brummel, Vice President
Martin A. Cramer, Vice President & Secretary
John G. Dyer, Vice President
Constance E. Martin, Vice President

Investment Counsel
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young,
Philadelphia, Pennsylvania
John G. Dyer, Kansas City, Missouri

Custodian
UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862

JB25C